                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 13, 1998


                          First Midwest Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-10967                   36-3161078
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


       300 Park Boulevard, Suite 405, Itasca, Illinois        60143
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          (Address of principal executive offices)         (Zip Code)


                                 (630) 875-7450
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               Registrant's telephone number, including area code


                                      N.A.
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            (Former name and address, if changed since last report)
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                          FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                               November 13, 1998

Item 5. Other Events
--------------------

On November 13, 1998, First Midwest Bancorp, Inc. completed its previously announced 850,000 share repurchase program that began on September 2, 1998 and would have otherwise expired on November 14, 1998. Under the program, First Midwest repurchased all 850,000 shares authorized for a total cost of approximately $34 million.

Item 7. Financial Statements and Exhibits
-----------------------------------------

     (a), (b) and (c) not applicable

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                          FIRST MIDWEST BANCORP, INC.


                                    FORM 8-K


                               November 13, 1998


The following Items are not applicable for this Form 8-K:


     Item 1.  Changes in Control of Registrant


     Item 2.  Acquisition or Disposition of Assets


     Item 3.  Bankruptcy or Receivership


     Item 4.  Changes in Registrant's Certifying Accountant


     Item 6.  Resignations of Registrant's Directors


     Item 8.  Change in Fiscal Year


     Item 9.  Sales of Equity Securities Pursuant to Regulation S

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                          FIRST MIDWEST BANCORP, INC.


                                   FORM 8-K


                               November 13, 1998


                                  SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       First Midwest Bancorp, Inc.
                                 ---------------------------------------
                                              (Registrant)





Date: December 1, 1998                    DONALD J. SWISTOWICZ
                                 ---------------------------------------
                                          Donald J. Swistowicz
                                        Executive Vice President

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